UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                      December 30, 2005 (December 30, 2005)

                          Brookdale Senior Living Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                    001-32641                  20-3068069
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  (State or other jurisdiction of       (Commission            (IRS Employer
           incorporation)               File Number)        Identification No.)


     330 North Wabash, Suite 1400, Chicago, Illinois               60611
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code   (312) 977-3700
                                                   ---------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 19a-12 under the Exchange Act (17 CFR 240.19a-12)

[ ] Pre-commencement communications pursuant to Rule 19d-2(b) under the Exchange Act (17 CFR 240.19d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01    Entry into a Material Definitive Agreement

         On December 30, 2005, Brookdale Senior Living Inc. (the "Company") issued a press release, attached hereto and incorporated herein by reference as
Exhibit 99.1, announcing the entry into a material stock purchase agreement (the "Agreement") on the date hereof by its wholly-owned subsidiary, Brookdale Living Communities, Inc.("BLC") with Capstead Mortgage Corporation ("Capstead") to purchase all of the shares of capital stock of CMCP Properties Inc., a wholly-owned subsidiary of Capstead. The Agreement closed on the date hereof. For a description of the material terms of the acquisition, see Item 2.01 below.

SECTION 2 - FINANCIAL INFORMATION

         Item 2.01    Completion of Acquisition or Disposition of Assets

         On December 30, 2005, the Company issued a press release, attached hereto and incorporated herein by reference as Exhibit 99.1, announcing the completion by BLC of the acquisition of all of the shares of capital stock of CMCP Properties Inc. from Capstead. The purchase is structured as a stock transaction, at a total cost of $181 million, including a $57.5 million cash payment to Capstead. The portfolio is comprised of 6 independent and assisted living facilities, containing a total of 1,394 units and is located in Florida, Georgia, Virginia, Ohio and Texas (the "CMCP Properties"). Subsidiaries of the Company have leased and operated the CMCP Properties since 2002. Other than the lease agreements, there are no material relationships between Capstead and the Company or any of its affiliates and the purchase price consideration was determined by arms' length negotiation between the parties.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01         Financial Statements and Exhibits

(a) Financial statements of Business Acquired.

To the extent required by this item, the financial statements will be filed by an amendment to this Current Report on Form 8-K within the time period permitted under Item 9.01(a)(4) of Form 8-K (but in any event not later than March 20, 2006).

(b) Pro Forma Financial Information.

To the extent required by this item, the pro forma financial information will be filed by an amendment to this Current Report on Form 8-K within the time period permitted by Item 9.01(b)(2) of Form 8-K (but in any event not later than March 20, 2006).

(c)      Exhibits

2.1 Stock Purchase Agreement, dated December 30, 2005, by and between Brookdale Communities, Inc. and Capstead Mortgage Corporation.*

99.1     Press Release dated December 30, 2005.


* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BROOKDALE SENIOR LIVING INC.
                                 (Registrant)

                                 /s/ Deborah C. Paskin
                                 --------------------------------------------
                                 Deborah C. Paskin
                                 Executive Vice President, Secretary
                                 and General Counsel



Date: December 30, 2005



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                                  EXHIBIT INDEX


Exhibit Number             Exhibit
--------------             -------

2.1 Stock Purchase Agreement, dated December 30, 2005, by and between Brookdale Communities, Inc. and Capstead Mortgage Corporation.*

99.1         Press Release dated December 30, 2005

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Reg. S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request.